UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 15, 2006
InfraSource Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32164	03-0523754

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 West Sixth Street, Suite 300 Media, Pennsylvania	19063

(Address of principal	(Zip Code)
executive offices)
(610) 480-8000

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 to Form 8-K):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 24.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
On March 15, 2006, InfraSource Services, Inc. (the “Company”) and certain of its subsidiaries entered into a fourth amendment (the “Fourth Amendment”) to the Amended and Restated Credit Agreement, dated as of May 12, 2004, as amended (the “Credit Agreement”), by and among the Company, InfraSource Incorporated, LaSalle Bank National Association, as syndication agent, Barclays Bank Plc, as administrative agent, and the several banks and other financial institutions or entities from time to time parties thereto. The Fourth Amendment amends the Events of Default provisions of the Credit Agreement to provide that an Event of Default (as defined in the Credit Agreement) will occur if any “person” or “group” (as defined as identified in the Credit Agreement), other than the Permitted Investors (as defined in the Credit Agreement) becomes or obtains rights to become the “beneficial owner” (as defined as identified in the Credit Agreement), directly or indirectly, of more than 35% of the outstanding common stock of the Company.
The foregoing summary is qualified in its entirety by reference to the Fourth Amendment, a copy of which is filed as Exhibit 10.1.4 to this Form 8-K.
Item 8.01. Other Events
On March 20, 2006, InfraSource Services, Inc. issued a press release announcing the pricing of the secondary offering of 13,000,000 shares of its common stock at $17.50 per share. The shares are being offered by certain stockholders of the Company in an underwritten public offering. InfraSource will not receive any of the proceeds of this offering. A copy of such press release is being filed as Exhibit 99.1 to this report and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(d)	Exhibits
10.1	Amended and Restated Credit Agreement, dated as of May 12, 2004, by and among InfraSource Services, Inc., InfraSource Incorporated, LaSalle Bank National Association, as syndication agent, Barclays Bank Plc, as administrative agent, and the several banks and other financial institutions or entities from time to time parties thereto. (Incorporated by reference to Exhibit 10.6 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2004.)

10.1.1	First Amendment, dated as of December 21, 2004, to the Amended and Restated Credit Agreement, dated as of May 12, 2004, by and among InfraSource Services, Inc., InfraSource Incorporated, LaSalle Bank National Association, as syndication agent, Barclays Bank Plc, as administrative agent, and the several banks and other financial institutions or entities from time to time parties thereto. (Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K dated December 28, 2004.)

10.1.2	Second Amendment and Waiver, dated as of June 10, 2005, to the Amended and Restated Credit Agreement, dated as of May 12, 2004, by and among InfraSource Services, Inc., InfraSource Incorporated, LaSalle Bank National Association, as syndication agent, Barclays Bank Plc, as administrative agent, and the several banks and other financial institutions or entities from time to time parties thereto. (Incorporated by reference to Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2005.)

10.1.3	Third Amendment, dated as of December 16, 2005, to the Amended and Restated Credit Agreement, dated as of May 12, 2004, by and among InfraSource Services, Inc., InfraSource Incorporated, LaSalle Bank National Association, as syndication agent, Barclays Bank Plc, as administrative agent, and the several banks and other financial institutions or entities from time to time parties thereto. (Incorporated by reference to Exhibit 10.5.2 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2005.)

10.1.4*	Fourth Amendment, dated as of March 15, 2006, to the Amended and Restated Credit Agreement, dated as of May 12, 2004, by and among InfraSource Services, Inc., InfraSource Incorporated, LaSalle Bank National Association, as syndication agent, Barclays Bank Plc, as administrative agent, and the several banks and other financial institutions or entities from time to time parties thereto.

99.1*	Press Release, dated March 20, 2006, issued by InfraSource Services, Inc.

*	Filed herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFRASOURCE SERVICES, INC.
(Registrant)

	By:	/s/ Deborah C. Lofton

Date: March 21, 2006		Name: Deborah C. Lofton
	Title:	Senior Vice President, General Counsel and Secretary